SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

Cagle’s, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-07138	58-0625713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1385 Collier Road NW, Atlanta, GA	30318
(Address of principal executive offices)	(Zip Code)

(404) 355-2820

(Registrants telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 19, 2011, Cagle’s, Inc. (the “Company”) and its wholly-owned subsidiary Cagle’s Farms, Inc. (the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the “Bankruptcy Court”).

On March 22, 2012, the Debtors entered into an asset purchase agreement (the “Agreement”) with JCG Foods LLC (“JCG”) pursuant to which JCG will acquire substantially all of the assets of the Debtors (the “Assets”).  Under the Agreement, JCG would acquire the Assets for a purchase price of $37 million plus the value of the Debtors’ inventory and accounts receivable (such value being determined as described in the Agreement and subject to an adjustment for uncollected accounts receivable) minus certain post-petition payables and accrued expenses assumed by JCG (the “Purchase Price”).  The Assets do not include (among other things) the Debtors’ cash, deposits or insurance policies.  The Debtors are responsible for paying all “cure” amounts related to all contracts assumed by the Debtors and assigned to JCG pursuant to the Agreement.  These assumed contracts include all agreements with the Debtors’ growers and all executory contracts and unexpired leases entered into after the date of the bankruptcy petition.

The Purchase Price is payable as follows at the closing: (a) $55 million in cash plus (b) a promissory note for the balance.  The promissory note will be personally guaranteed by Joseph C. Grendys (the principal of JCG).  The promissory note will be unsecured and subordinated to the loans made by JCG’s acquisition lender, and the Debtors will not receive any payments on the promissory note until February 1, 2013.  The Debtors will have no post-closing indemnification obligation.  The breakup fee is $1.8 million.

The Agreement was filed with the Bankruptcy Court on March 23, 2012 and is subject to the Debtors’ solicitation of higher and better offers pursuant to bidding procedures and an auction process that will be conducted under the supervision of the Bankruptcy Court in accordance with Section 363 of the United States Bankruptcy Code.  JCG entered into the Agreement as the “stalking horse” bidder for the Assets.  As the stalking horse bidder, JCG’s offer to purchase the Assets, as set forth in the Agreement, would be the standard by which any other bids to purchase the Assets would be evaluated.  Other interested bidders who submit qualifying offers would be permitted to participate in the auction of the Assets.

The potential auction and final sale hearing for the Assets is expected to be held in May 2012.  The completion of the transaction is subject to a number of conditions, which, among others, include the entry of the Bid Procedures Order and the Approval Order by the Bankruptcy Court, the performance by each party of its obligations under the Agreement and the material accuracy of each party’s representations.

The foregoing description of the Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

On March 23, 2012, the Debtors filed their Motion for Entry of Orders Pursuant to 11 U.S.C. §§ 105, 363, and 365 related to the Agreement with the Bankruptcy Court. The motion is attached as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed, the Company is contemplating terminating its registration and suspending its duty to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Agreement and the motion, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The financial operating data contained in the Agreement and the motion is limited in scope and covers a limited time period. The financial operating data contained in the Agreement and the motion was not prepared in accordance with Generally Accepted Accounting Principles in the United States, has not been audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the financial operating data in the Agreement and the motion is complete. The financial operating data in the Agreement and the motion also contains information for periods which are shorter than or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Agreement and the motion should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Exchange Act.  These statements are based on current expectations, estimates, forecasts, and projections about the industry in which we operate and the beliefs and assumptions of our management.  Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements.  In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our business, and other characterizations of future events or circumstances are forward-looking statements.  These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Although it is not possible to predict or identify all such factors, they may include the risks discussed in “Item 1A. — Risk Factors” contained in the Company’s Annual Report on Form 10-K for its fiscal year ended April 2, 2011 filed with the Securities and Exchange Commission on June 8, 2011, which are incorporated herein by reference.

In the event that the risks and uncertainties disclosed or referred to in this report or discussed in the Company’s other public statements cause the results of the Company to differ materially from those expressed in its forward-looking statements, the Company’s business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company does not undertake any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Asset Purchase Agreement, dated March 22, 2012, by and between JCG Foods LLC, Cagle’s, Inc. and Cagle’s Farms, Inc. (Schedules to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Schedules will be furnished to the Commission upon request.)

99.1	Motion for Entry of Orders Pursuant to 11 U.S.C. §§ 105, 363, and 365 related to the Asset Purchase Agreement filed with the Bankruptcy Court on March 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle’s, Inc.
(Registrant)

Date: March 28, 2012

By:	/s/ Harry C. Woodring
Harry C. Woodring
Chief Financial Officer